Exhibit 10.28.1
FIRST AMENDMENT
TO
FIRST AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
OF
COLONIAL PROPERTIES SERVICES LIMITED PARTNERSHIP
          THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF COLONIAL PROPERTIES SERVICES LIMITED PARTNERSHIP (this “Amendment”) dated as of March 23, 2005, is entered into by Colonial Realty Limited Partnership, as general partner (the “General Partner”) of Colonial Properties Services Limited Partnership (the “Partnership”), for itself and on behalf of the limited partner of the Partnership (the “Limited Partner”).
          WHEREAS, the General Partner is a party to the First Amended and Restated Agreement of Limited Partnership of the Partnership entered into as of September 29, 1993 (the “Partnership Agreement”);
          WHEREAS, the General Partner, pursuant to Section 12.2 of the Partnership Agreement, desires to consent to the transfer of the 1% limited partnership interest of Colonial Properties Services Inc. (“CPSI”) in the Partnership (the “LP Interest”) to Colonial Properties Services LLC (“CPS LLC”) pursuant to a Contribution Agreement, of even date herewith, between CPSI and CPS LLC; and
          WHEREAS, the General Partner, pursuant to Section 14.1(B)(2) of the Partnership Agreement, desires to amend the Partnership Agreement to reflect the transfer of the LP Interest from CPSI to CPS LLC.
          NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the General Partner hereby amends the Partnership Agreement as follows:
          1. Amendment of Partnership Agreement. All references in the Partnership Agreement to CPS Inc. are hereby amended to constitute references to CPS LLC.
          2. Admission of Additional Limited Partner. Pursuant to Section 12.2 of the Partnership Agreement, the General Partner consents to the transfer of the LP Interest from CPSI to CPS LLC and to the admission of CPS LLC to the Partnership. CPS LLC is hereby admitted to the Partnership as a substitute Limited Partner.
          Capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as set forth in the Partnership Agreement.
          Except as amended herein, the Partnership Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

COLONIAL REALTY LIMITED PARTNERSHIP

By:	COLONIAL PROPERTIES TRUST, its general partner

By:	/s/ Thomas H. Lowder
Name:	Thomas H. Lowder
Title:	President and CEO

The undersigned, pursuant to Section 12.2 of the Partnership Agreement, hereby consents to the admission of CPS LLC as a substitute Limited Partner.

COLONIAL PROPERTIES SERVICES, INC.

By:	/s/ Thomas H. Lowder
Name:	Thomas H. Lowder
Title:	President and CEO